WINSLOEW FURNITURE, INC.
                           BROWN JORDAN INTERNATIONAL
                              FINANCIAL INFORMATION

                                  EXHIBIT 99.3
                    MARCH 2001 UNAUDITED FINANCIAL STATEMENTS
                    MARCH 2000 UNAUDITED FINANCIAL STATEMENTS

                           BROWN JORDAN INTERNATIONAL
                      UNAUDITED CONSOLIDATED BALANCE SHEET
                                 (in thousands)
                                  Brown Jordan
                                  International
                                      As of
                                  Mar 31, 2001
                   Assets

Current Assets:
Cash                                                         1,832

Trade Accounts Receivables, net                             34,866

Inventories                                                 13,539

Prepaid expenses and other current assets                    2,550

Deferred tax assets
Other current assets                                         4,938

Refundable income taxes                           -----------------


Total current assets                                        57,725


Note receivable
Property, plant and equipment, net                           8,273

Investments, at cost                                         1,061

Intangible assets, net                                       3,898

Other assets                                                   139
                                                  -----------------

                                                            71,096
                                                  =================


     Liabilites and Stockholders' Equity

Current liabilities:
Short-term debt                                             17,582

Current maturities of long-term debt                         7,230

Trade accounts payable                                      13,352

Accrued expenses and other current                          13,446
liabilities
Income taxes payable                              -----------------


Total current liabilities                                   51,610


Long-term debt, less current maturities                      3,395

Deferred tax liabilities                                         -

Other liabilities                                            2,358

Deferred rent                                     -----------------


Total liabilities                                           57,363
                                                  -----------------



Series A preferred stock                                     8,618
                                                  -----------------


Common stock                                                    53

Additional paid-in capital                                   4,001

Retained earnings (accumulated deficit)                      1,935

Accumulated other income                                      (24)

Treasury stock                                               (850)
                                                  -----------------


Net stockholders' equity                                     5,115


Commitments and contingencies                                    -
                                                  -----------------


                                                            71,096
                                                  =================


See accompanying notes to unaudited condensed consolidated Balance Sheet.


































                           BROWN JORDAN INTERNATIONAL
                     UNAUDITED CONSOLIDATED INCOME STATEMENT
                                  Brown Jordan
                                  International
                                   Six Months
                                      Ended
                                  Mar 31, 2001
Revenues
Net Sales                                  132,965
                                 ------------------


Cost and expenses:
Cost of goods sold                         113,080

Selling, general & admin                    18,539

Amortization                                   216
                                 ------------------


Total costs and expenses                   131,835
                                 ------------------


Operating income (loss)                      1,130


Other expense (income):
Interest expenses, net                       1,592

Other                                        (345)
                                 ------------------


Total other expense (income)                 1,247
                                 ------------------


Income (loss) before income taxes            (117)


Provision for income taxes                    (44)
                                 ------------------


Net income (loss)                              (73)
                                     ==============


















                                     Brown Jordan
                                    International
                                      Six Months
                                     Mar 31, 2000
Revenues
Net Sales                                 89,975
                                -----------------


Cost and expenses:
Cost of goods sold                        70,878

Selling, general & admin                  11,591

Amortization                                 200
                                -----------------


Total costs and expenses                  82,669
                                -----------------


Operating income (loss)                    7,306


Other expense (income):
Interest expenses, net                     1,313

Other                                       (86)
                                -----------------


Total other expense (income)               1,227
                                -----------------


Income (loss) before income taxes          6,079


Provision for income taxes                 2,696
                                -----------------


Net income (loss)
                                           3,383
                                =================



See accompanying notes to unaudited condensed consolidated income statement.


















                           BROWN JORDAN INTERNATIONAL
                   UNAUDITED CONSOLIDATED CASH FLOW STATEMENT
                                 ---------------
                                  Brown Jordan
                                  International
                                 ---------------
                                 6 Months Ended
                                 March 31, 2001
                           ===========================


Cash flows from operating activities:
Net earnings (loss)                                               $      (73)
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization                                             857

Bad debt reserve                                                           60

Accounts receivable                                                   (15,800)

Inventory                                                               1,732

Prepaid expenses and other current assets                             (1,672)

Other assets                                                              116

Income tax provision                                                  (8,695)

Accounts payable and accrued expenses                                  14,917

Other liabilities                                                       1,307

Accumalated other comprehensive income                                   (24)
                                                                --------------


Net cash (used in) provided by operating activities                   (7,277)



Cash flows from investing activities:
Purchases of property and equipment                                      (72)
                                                                --------------


Net cash (used in) provided by investing activities                      (72)



Cash flows from financing activities:
Net (repayments) borrowings under revolving credit agreement            6,526

Repayments of term debt                                                 (374)
                                                                --------------


Net cash (used in) provided by financing activities                     6,152
                                                                --------------


Net (decrease) increase in cash and cash equivalents                  (1,198)
                                                                --------------


Cash and cash equivalents at beginning of period                        3,030


Cash and cash equivalents at end of period                        $     1,832
                                                               ===============





                                  Brown Jordan
                                  International
                                Six Months Ended
                                  Mar 31, 2000
Cash flows from operating activities:
  Net Earnings (loss)                                                     3,387

  Adjustments to reconcile net earnings (loss)
      to net cash provided by operating activities:
         Gain on lease termination
          Loss on disposal of property and equipment
          Depreciation and amortization                                     651

          Deferred income taxes
          Bad debt reserve                                                   90

          Cumulative effect of change in accounting method
         (Increase) decrease in assets:
            Trade receivables                                          (18,934)

            Inventories                                                 (3,742)

            Prepaid expenses and other current assets                     (162)

            Refundable income taxes
            Investments
            Other assets                                                      3

         Increase in liabilities:
            Accounts payable and accrued liabilities                      6,194

           Other liabilities                                              1,309

            Deferred rent
            Income taxes payable                                          (495)
                                                                ----------------


                 Net cash provided by operating activities             (11,699)
                                                                ----------------

Cash flows from investing activities:
   Investment in minority-owned subsidiaries
   Purchases of property and equipment                                  (1,608)

   Issuance of note receivable
   Acquisition of tradename                                     ----------------


                Net cash used in investing activitites                  (1,608)
                                                                ----------------


Cash flows from financing activities:
   Issuance of common stock
   Repurchases of common stock
   Bank overdraft
   Net borrowings (repayments) under revolving credit                    13,081
   agreement
   Net (repayments) borrowings of term loans                              (492)
                                                                ----------------


               Net cash provided by (used in) financing                  12,589
  activities                                                    ----------------


               Net increase (decrease) in cash                            (718)


Cash at beginning of period                                                 155
                                                                ----------------


Cash at end of period                                                     (563)
                                                                ================

See accompanying notes to unaudited condensed consolidated combined cash flow statement.
                                         BROWN JORDAN INTERNATIONAL, INC.
                                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                         March 31, 2001 AND March 31, 2000
                                                    (Unaudited)

1.         Basis of Presentation

The accompanying unaudited consolidated financial statements of Brown Jordan International, Inc. and subsidiaries (the Company) that are for interim periods do not include all disclosures provided in the annual audited consolidated financial statements. These unaudited consolidated financial statements should be read in conjunction with the Companys annual audited financial statements as of September 30, 2000, included elsewhere herein. All material intercompany balances and transactions have been eliminated. The preparation of the consolidated financial statement requires the use of estimates in the amounts reported. In the opinion of the Company, the accompanying unaudited consolidated financial statements contain all adjustments (which are of a normal non-recurring nature) necessary for a fair presentation of the results of the interim periods. The results of operations are presented for the Companys six month period from September 30, 1999 through March 31, 2000 and from September 30, 2000 through March 31, 2001.

2.       Inventories

Inventories at March 31, 2001 consisted of the following:

Raw Materials and Supplies               13,177,000
Finished Goods                              362,000

Total                                    13,539,000

3.       Impact of newly issued accounting pronouncements

In July 2001, the FASB issued Statement No. 141, Business Combinations, and Statement No. 142, Goodwill and Other Intangible Assets. Statement No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001, as well as all purchase method business combinations completed after June 30, 2001. Statement No. 142 will require that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of the statement. The Company is required to adopt the provisions of Statement 141 immediately and Statement 142 effective January 1, 2002. Upon adoption of Statement 142, the Company will be required too reassess the useful lives and residual values of all intangible assets acquired in purchase business combinations, and make any necessary amortization period adjustments by the end of the first interim period after adoption. In addition, to the extent an intangible assets is identified as having an indefinite useful life, the Company will be required to test the intangible asset for impairment in accordance with the provisions of the statement. Any impairment loss will be measured as of the date of adoption and recognized as the cumulative effect of a change in accounting principle in the first interim period. Because of the extensive effort needed to comply with adopting Statement 142, it is not practicable to reasonably estimate the impact of adopting the Statement.

4.        Subsequent Events

On  May  8,  2001  the  Company  was  acquired  by  WinsLoew   Furniture,   Inc.
(WinsLoew). WinsLoew is engaged in the design, manufacture and distribution of casual indoor and outdoor furniture, site amenities, seating products for the commercial and hospitality markets and promotional ready-to-assemble furniture.